Exhibit 21.0
Invesco Ltd. Company Subsidiary Report
(as of December 31, 2025)

Name	Country
Atlantic Wealth Holdings Limited	United Kingdom
Atlantic Wealth Management Limited	United Kingdom
Beijing HIW XinHe Investment Co., Ltd.	China
BVK Global Real Estate Invesco S.à r.l.	Luxembourg
C M Investment Nominees Limited	United Kingdom
Elliot Associates Limited	United Kingdom
Greenspruce GP Limited	United Kingdom
Harbourview Asset Management Corp	USA
HIW Private Equity Investment Management Limited	Hong Kong
Huajing Private Equity Management (Hainan) Co Ltd (“PRC”)	China
Huaneng Invesco Private Equity Management Company Ltd	China
Invesco Administration Services Limited	United Kingdom
Invesco Advisers, Inc.	USA
Invesco Alternative Solutions GP LLC	USA
Invesco Asia Pacific Private Equity Investment and Fund Management (Shenzhen) Limited	China
Invesco Asset Management Asia Limited	Hong Kong
Invesco Asset Management (Bermuda) Limited	Bermuda
Invesco Asset Management Australia (Holdings) Limited	Australia
Invesco Asset Management (India) Private Limited	India
Invesco Asset Management Ireland Holdings, Ltd.	Ireland
Invesco Asset Management (Japan) Limited	Japan
Invesco Asset Management Limited	United Kingdom
Invesco Asset Management Pacific Limited	Hong Kong
Invesco Asset Management (Schweiz) AG	Switzerland
Invesco Asset Management Singapore Ltd.	Singapore
Invesco Australia Limited	Australia
Invesco (B.V.I.) Nominees Limited	BVI
Invesco Canada Ltd.	Canada
Invesco Capital Management LLC	USA
Invesco Capital Markets, Inc.	USA
Invesco (Cayman Islands) Ltd.	Cayman Islands
Invesco Direct Lending II GP S.à.r.l.	Luxembourg
Invesco Distributors, Inc.	USA
Invesco DST Manager LLC	USA
Invesco Far East Limited	United Kingdom
Invesco Finance, Inc.	USA

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Name	Country
Invesco Finance PLC	United Kingdom
Invesco Financial Services Ltd.	Canada
Invesco Fund Managers Limited	United Kingdom
Invesco Global Asset Management DAC	Ireland
Invesco Global Direct Real Estate Feeder GP Ltd.	Canada
Invesco Global Direct Real Estate GP Ltd.	Canada
Invesco Global Funds GP, LLC	USA
Invesco Global Investment Funds Limited	United Kingdom
Invesco Global Real Estate Asia Pacific Inc.	USA
Invesco Great Wall Fund Management Company Limited	China
Invesco Great Wall Asset Management (Shenzhen) Co. Ltd.	China
Invesco Group Limited	United Kingdom
Invesco Group Services, Inc.	USA
Invesco GT Asset Management Limited	United Kingdom
Invesco Far East Limited	United Kingdom
Invesco Holding Company Limited	United Kingdom
Invesco Holding Company (US), Inc.	USA
Invesco Hong Kong Limited	Hong Kong
Invesco Inc.	Canada
Invesco Indexing, LLC	USA
Invesco (India) Private Limited	India
Invesco International Holdings Limited	United Kingdom
Invesco Investment Advisers LLC	USA
Invesco Investments (Bermuda) Limited	Bermuda
Invesco Investment Consulting (Beijing) Limited	China
Invesco Investment Management Limited	Ireland
Invesco Management Consulting (Shanghai) Limited	China
Invesco Investment Services, Inc.	USA
Invesco IP Holdings (Canada) Ltd.	Canada
Invesco Loan Manager, LLC	USA
Invesco Ltd.	Bermuda
Invesco Managed Accounts, LLC	USA
Invesco Management S.A.	Luxembourg
Invesco (Nominees) Limited	United Kingdom
Invesco OFI Global Asset Management LLC	USA
Invesco Pacific Group Limited	United Kingdom
Invesco Pensions Limited	United Kingdom
Invesco Polska S.P.z.o.o.o.	Poland
Invesco Private Capital, Inc.	USA

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Name	Country
Invesco Private Capital Investments, Inc.	USA
Invesco Private Credit Associates LLC	USA
Invesco Private Credit Lending LLC	USA
Invesco Real Estate ASA1, L.P.	Cayman Islands
Invesco Real Estate Asia Fund V, LLC	Cayman Islands
Invesco Real Estate Asia HRO GP, LLC	USA
Invesco Real Estate Asia MTC GP, Ltd.	Cayman Islands
Invesco Real Estate Atlas G.P. S.à r.l	Luxembourg
Invesco Real Estate Investment Asia Pacific Limited	Hong Kong
Invesco Real Estate Korea	Korea
Invesco Real Estate Management S.à r.l	Luxembourg
Invesco Real Estate Value Add S.à r.l Luxembourg	Luxembourg
Invesco Realty, Inc.	USA
Invesco Ruihe (Shanghai) Private Equity Investment Management Company Limited	China
Invesco Ruihong (Shanghai) Enterprise Management and Consulting Company Limited	China
Invesco Senior Secured Management, Inc.	USA
Invesco Singapore Pte. Ltd.	Singapore
Invesco Specialized Products, LLC	USA
Invesco Taiwan Limited	Taiwan
Invesco Trust Company	Texas
Invesco Trustee Private Limited	India
Invesco UK Holdings Limited	United Kingdom
Invesco UK Limited	United Kingdom
Invesco UK Services Limited	United Kingdom
Invesco WLR Limited	Hong Kong
IRE AFIII, Ltd.	Cayman Islands
IRE AFIV GP, L.P.	Cayman Islands
IRE AFIV GP, Ltd.	Cayman Islands
IRE AFV, Ltd.	Cayman Islands
IRE AFV GP, Ltd.	Cayman Islands
IRE AFV GP, L.P.	Cayman Islands
IRE ASA 1 GP, Ltd	Cayman Islands
IRE (Cayman) Limited	Cayman Islands
IRE Core Insurance Services LLC	Vermont
IRE Financing GP S.à r.l	Luxembourg
IVZ Finance DAC	Ireland
IVZ Immobilien Verwaltungs GmbH	Germany
James Bryant Limited	United Kingdom

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Name	Country
OFI International Ltd.	United Kingdom
Oppenheimer Acquisition Corp.	USA
OppenheimerFunds, Inc.	USA
Perpetual Limited	United Kingdom
Pine Spring Investment SPC	Cayman Islands
Pocztylion – Arka PTE S.A.	Poland
Ross Expansion Associates LP	USA
Sermon Lane Nominees Limited	United Kingdom
Settlement Agent, LLC	USA
SNW Asset Management Corp.	USA
Source Holdings Limited	Cayman Islands
SteelPath Funds Remediation LLC	USA
Themis GP Limited	UK
Theodomir S.à r.l	Luxembourg
Tremont (Bermuda) Limited	Bermuda
Tremont GP, LLC	USA
Tremont Group Holdings, LLC	USA
Tremont Partners, LLC	USA
Trinity Investment Management Corp.	USA
WLR China Energy Associates Ltd.	Cayman Islands
W L Ross & Co., LLC	USA
W L Ross GW Holdings (Cayman) Ltd.	Cayman Islands
Wessex Winchester GP Limited	United Kingdom
X Holdings I Investment, LLC	USA

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